UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 20, 2017

MAGICSTEM GROUP CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-36128	46-1504799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 803, 8th Floor, Lippo Sun Plaza 28Canton Road, TsimShaTsui, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +852 2162 7495

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 20, 2017 Mr. Fong Sze Hung resigned as a director of our company.  His resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise.

Our board of directors now consists of four directors, including Chi Man Ng, Ka Sing Edmund Yeung, Guosheng Hi, and Chun-han Lin.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGICSTEM GROUP CORP.

By:	/s/ Chi Man Ng
Chi Man Ng
President, Chief Executive Officer and Director

Date:	February 24, 2017

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